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                                                                    EXHIBIT 23.7


                              ACCOUNTANTS' CONSENT

The Board of Directors

CapStar Hotel Company:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                          Pinsker, Goldberg & Company



Lakewood, New Jersey



October 24, 1997